SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                    AMENDED

                CLIENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

DATE OF THE REPORT (Date of Earliest Event Reported): April 14, 1997

                          FIRST REPUBLIC BANCORP, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER.)

        PENNSYLVANIA                  0-17007                 23,2486815
(STATE OR OTHER JURISDICTION     (COMMISSION FILE          (I.R.S. EMPLOYER
      OF INCORPORATION)               NUMBER)              IDENTIFICATION NO.)

  1608 WALNUT STREET, PHILADELPHIA PA                             19103
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (215) 735-4422

                                      N/A
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED FROM LAST REPORT)

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THIS IS AN AMENDED FORM 8-K CURRENT REPORT, AMENDING THE FORM 8-K FILED WITH
THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 21, 1997.


Item 4. Changes in Registrant's Certifying Accountant.

        On April 14, 1997, Registrant's principal accountant, Coopers & Lybrand, L.L.P. notified Registrant that it was resigning as the accountant for Registrant because of Registrant's decision to issue requests for proposals for its auditing work in 1997. Coopers & Lybrand's report on the financial statements for the last two years and the subsequent interim period through April 14, 1997, the date of resignation, did not contain any adverse opinion or disclaimer of opinion nor was it modified as to uncertainty, scope or accounting principles. There were no disagreements with Coopers & Lybrand on any matter of accounting, principles or practices, financial statement disclosure, or auditing scope or procedures which would have caused Coopers & Lybrand to make reference to the subject matter of such disagreement in connection with its reports.

        On April 29, 1997, Registrant provided a copy of this document to Coopers & Lybrand and requested that it furnish a letter stating whether it agreed or disagreed with the statements herein. A copy of the letter to Coopers & Lybrand is attached hereto as Exhibit "A".

        Registrant has not made a decision as to replacing Coopers & Lybrand. A new independent accountant has not as yet been engaged.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             FIRST REPUBLIC BANCORP, INC.

                                                (Registrant)

Dated: April 29, 1997                       By: /s/ ROLF A. STENSRUD
                                               --------------------------------
                                                    Rolf A. Stensrud,
                                                    President and
                                                    Chief Executive Officer

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